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                                                                    EXHIBIT 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (No. 333-1952 and No. 333-20331) of XeTel Corporation of our report dated April 25, 1998 in this Annual Report on Form 10-K for the fiscal year ended March 28, 1998.


PRICE WATERHOUSE LLP

Austin, Texas
June 16, 1998